Exhibit 99.1.2
Investor Presentation April / May 2008

Office Depot Overview

# Office Depot – Business Overview

Office DEPOT

- Office Depot is a leading global provider of office products and services
- 2007 sales of over $15.5 billion and EBITDA[1] of over $800 million
  - Supplies: 63% of sales
  - Technology: 26% of sales
  - Furniture and Other: 11% of Sales
- Market capitalization of over $3 billion as of April 28, 2008
- Multi-channel – stores, catalog, Internet and contract serve business customers of any size, from small home office to Fortune 500 accounts
  - 56% of 2007 Sales were not North American Retail
  - One of the world's largest e-commerce retailers – $4.9 billion in sales in 2007

**North American Retail (44% of 2007 Sales)**

- Over 1,200 stores in U.S. and Canada
- Largest concentration of stores in California, Florida and Texas

**N.A. Business Solutions (29% of 2007 Sales)**

- Catalog, contract and e-commerce
- Dedicated sales force works with medium sized to Fortune 100 customers
- Orders serviced through 21 distribution centers

**International (27% of 2007 Sales)**

- Catalog, contract, e-commerce and retail
- Sells to customer directly and through affiliates in 43 countries
- 35+ websites and 397 stores

[1] Non-GAAP numbers. A reconciliation of GAAP to non-GAAP numbers can be found on the Office Depot web site at www.officedepot.com

Office DEPOT 3

1985 1986 1987 1988 1989 1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 East Office Depot Timeline Founded in Florida with the first store opening in Fort Lauderdale, FL Listed on the NASDAQ under the symbol "ODEP" Listed on the NYSE under the symbol "ODP" Acquired The Great Canadian Office Supplies warehouse chain Acquired six additional contract stationers in North America Opened licensed Office Depot stores in Colombia and Israel. Announced retail joint venture agreement in Mexico and licensing agreement in Poland Entered the contract stationer business via the acquisition of two industry leaders: Wilson Stationery & Printing Company and Eastman Office Products Corporation Staples / Office Depot merger fails Merged with Viking Office Products, the leading direct marketer of office products in Europe and Australia Office Depot added to S&P 500 Acquired Guilbert S.A., a leading European contract stationer, doubling the size of the Company's European business Acquired Allied Office Products, Best Office Co., Ltd., Papirius, and AsiaEC Acquired Axidata, a Canada-based office products delivery company Completed merger with Office Club Inc.

Issues Facing The Company Entering 2005 Functionally-aligned organization with no divisional leadership Non-integrated acquisitions Duplicate overhead Cost and complexity of multiple systems Information technology systems impeding growth Duplicate supply chain Operating margin gap versus largest competitor and no plan to close gap Declining market share Inconsistency in shopping experience and service, and lack of differentiation Aging store portfolio with no proven new store format 700 different store sets and at least five different retail formats Asset impairments, exit costs and other operating decisions contributed to $396M in charges from inception in 2005 through the end of the first quarter 2008

Successful Turnaround Begins North American Retail North American Business Solutions International Improve profitability while continuing store build out program Finalize new format (M2) for the remodeled stores Improve service in stores Grow market share organically and through acquisitions Expand large contract sales, add sales force Complete integration of Viking acquisition Expand product / service portfolio Improve profitability by growing European contract business, tightening cost control Use telephone account managers to acquire new customers in Europe Integrate various operations around the globe Expand geographic reach into developing areas New Management talent was added across the organization

EBIT 04 SL05 EBIT 05 SL 06 Shortfall EBIT 06 SL 1 07 Volume 07 F3 07 Saule 1 576 654 802 802 551 Saule 2 576 654 802 551 Saule 3 50 488 366 0 110 380 Column 4 28 26 26 2004 Mix / Margin Investment 2006 2007 Initiatives Successful in Reducing Costs In excess of $600 million in costs eliminated between 2004 and 2007 Cost Savings / Volume 2005 Cost Savings / Volume Mix / Margin Investment Cost Savings / Volume EBIT Margin1 4.6% 5.3% 3.5% 4.2% 1 Non-GAAP numbers. A reconciliation of GAAP to non-GAAP numbers can be found on the Office Depot web site at www.officedepot.com

2004 2005 2006 First Half 2007 Sales $ 13,565 $ 14,279 $ 15,011 $ 7,725 EBIT1 $ 576 $ 654 $ 802 $ 416 EPS1 $ 1.18 $ 1.41 $ 1.90 $ 1.00 EBIT Margin1 4.2% 4.6% 5.3% 5.4% EPS Growth1 19.2% 19.5% 34.8% 8.7% Positive Impact From Turnaround (Dollars in millions, except per share data) Stock Performance January 2004 - June 2007 $16.71 $30.30 +81% Company announces Steve Odland hired as new CEO 1 Non-GAAP numbers. A reconciliation of GAAP to non-GAAP numbers can be found on the Office Depot web site at www.officedepot.com Nine strong consecutive quarters under new Management team, with improving performance and increased shareholder value, including record sales and earnings in Q1 2007 Approximately $2 billion of capital returned to stockholders through share repurchases from 2005 through 2007 (represented approximately 20% of outstanding shares, 140% of adjusted after-tax earnings and 106% of operating cash flow)

2007 2007 2007 First Half Second Half Full Year Sales $ 7,725 $ 7,802 $15,528 EBIT1 $ 416 $ 135 $ 551 EPS1 $ 1.00 $ 0.53 $ 1.54 EBIT Margin1 5.4% 1.7% 3.5% EPS Growth1 8.7% (45.9%) (18.9%) Macroeconomic And Business Conditions Shift (Dollars in millions, except per share data) Stock Performance July 2007 - December 2007 $30.30 $13.91 (54%) Weakening housing-related economic conditions and a heavy sales concentration in Florida and California (approximately 30% of North American sales in 2007) negatively impacted results in the second half of 2007 Heavier mix of both lower margin technology product sales in North American Retail and lower margin customers in North American Business Solutions contributed to margin declines Declining vendor program support due to industry slowdown also impacted margins Weaker U.K. performance negatively affected International results 1 Non-GAAP numbers. A reconciliation of GAAP to non-GAAP numbers can be found on the Office Depot web site at www.officedepot.com

Strategic Priorities

North American Retail North American Business Solutions International Expanding product offerings to micro-business customers (<10 employees) Growing loyalty programs Enhancing service offerings to complement product offerings Implementing customer contact strategy Redesigning the telephone account management (TAM) program New catalog/direct marketing team Executing plan to improve performance in the U.K. Sharp focus on improving productivity in existing businesses Leveraging global sourcing to increase direct import and private brand penetration in Europe and Asia Strategic Priorities - Taking Care of Business

North American Retail Expanding product offerings to micro- business customers (<10 employees) Having the products in stock to meet customer demand Modifying assortment to deliver increased value Growing loyalty programs Membership grew approximately 30% in the first quarter Instituting new customer service programs Enhancing service offerings to complement product offerings Tech Depot service rolling out nationally at the customers' work or home locations Design, Print & Ship continues to offer new services N. A. Retail - Taking Care of Business Update

North American Business Solutions Implementing customer contact strategy Successfully tested National rollout implementation completed by end of the third quarter Implementing redesigned telephone account management (TAM) program TAM organization performing better Key performance indicators New catalog / direct marketing team Increased catalog circulation to drive revenue Revamped online advertising strategies N.A. Business Solutions - Taking Care of Business Update

International Improving performance in the U.K. Warehouse and call center consolidation and back office transition complete Mobilecast implemented to improve delivery Improving productivity in existing businesses Transition back office accounting functions to service center for second country (France) Consolidation of three more European call centers Close four warehouses in 2008 Leveraging global sourcing office Launched Central Distribution Center in Antwerp for direct import to Europe International - Taking Care of Business Update

Normalized Private Brand Direct Import Centralization Supply Chain Procurement IT Conversion Mix / Margin Investment 2010 East 4.6 4.6 6.1 7.3 7.9 7.6 7.6 1.5 1.2 0.6 0.4 0.7 +150bps +120bps +60bps +40bps -70bps Long-Term Global Margin Improvement Initiative Identified 300 basis points of potential margin improvement ~5% ~8% EBIT Margin1 2 1 Non-GAAP numbers. A reconciliation of GAAP to non-GAAP numbers can be found on the Office Depot web site at www.officedepot.com 2 Represents rolling four quarter average EBIT margin from Q1 2006 - Q4 2007.

Private Brand/Global Sourcing Initiative Private brand penetration percentage is currently in the high 20's Private Brand Penetration/Global Sourcing to improve margin Opened Office Depot sourcing office in Shenzhen, China in 2007 Supplemented with third-party sourcing resources Expanding categories of products sourced and countries utilized Independent audits of all factories and chain of custody of goods for environmental, social, and quality issues All Private Brand meets or exceeds industry testing requirements Private Brand/Global Sourcing

Centralization Financial Back Office Call Center North America-Utilize third parties for a number of financial functions Some in North America, some offshore Assign credit Collections and cash application International-Near Shoring financial functions into Office Depot in Eastern Europe Credit, collections, cash applications North America-Global Accounts, Executive Customer Service, E- Commerce handled in 2 centers in US Balance of inbound calls near shore and offshore International-In the process of consolidating EU call centers

Global Supply Chain Initiative North America Two separate NA Supply Chains 12 cross docks (NA Retail) 21 distribution centers (NA Business Solutions) 7.2M square feet over 33 buildings Environment Initiative International Convert to 12 combination facilities with about 7M square feet as leases expire Capacity for approximately 9M square feet Each facility will have pick/pack and flow through capability to optimize service for Retail and Business Solutions Improve global supply chain expense as a percent of sales by 50 basis points Global Benefits Environment Initiative Reduce supply chain network to 15 facilities Consolidate to one warehouse management system Open two facilities, close four in 2008 Supply chain network of 22 facilities 7 warehouse management systems

Global Information Technology Initiative Environment Initiative Benefits Costly and complex: Historical "home grown" legacy systems Acquired systems through past major acquisitions Multiple channels No single global integrated system - an expensive environment to operate Minimal process definition and sophistication Simplify, consolidate, globalize and standardize processes and practices, and support them with common applications and platforms Install Oracle ERP system to replace many separate platforms utilized to run the entire corporation Narrow the Company's many different warehouse management systems to one (Manhattan Associates) Reduce IT costs as a percent of sales from current level of 1.7% and, coupled with other benefits, reduce costs by 40 bps+ Enable faster and easier integration of future business expansions and acquisitions Provide a consistent customer experience across the globe Provide better business data, information and tools

First Quarter 2008 Results

First Quarter 2008 Summary Results were better than expected and consistent with the outlook provided during fourth quarter of 2007 earnings call Business environment remained challenging in first quarter of 2008 but roughly comparable to fourth quarter of 2007 Despite a challenging economic environment, continued to execute strategic initiatives Total company sales declined approximately 3% versus first quarter of 2007 GAAP earnings of $69 million, earnings per share on a diluted basis of $0.25 Adjusted earnings of $78 million, adjusted earnings per share on a diluted basis of $0.29

2008 Outlook Second quarter outlook Sales to date still remain sluggish in the U.S. and U.K. Second quarter EBIT margins should be down versus one year ago but a lower year-over-year decline than first quarter Third and fourth quarter EBIT margins should improve versus last year Longer term, business model can deliver improved results Mid-single digit top-line growth Mid-teens earnings per share growth Total margin expansion of up to 300 basis points from key initiatives possible

1Non-GAAP numbers. A reconciliation of GAAP to non-GAAP numbers can be found on the Office Depot web site at www.officedepot.com. Consolidated Financials - First Quarter 2008 in millions, except ratios, returns and per share data Q1 2008 Q1 2008 Q1 2008 Q4 2007 Q4 2007 Q4 2007 Q1 2007 Q1 2007 Q1 2007 Amount % Sales Amount % Sales Amount % Sales Sales $ 3,962 -- $ 3,867 -- $ 4,094 -- Operating Expenses(1) $ 1,053 26.6% $ 1,020 26.3% $ 1,033 25.2% EBIT(1) $ 124 3.1% $ 6 0.2% $ 246 6.0% Net Earnings (1) $ 78 2.0% $ 27 0.7% $ 166 4.0% Net Earnings - GAAP $ 69 1.7% $ 19 0.5% $ 154 3.8% Diluted Shares 272.8 -- 273.3 -- 280.1 -- EPS - GAAP $ 0.25 -- $ 0.07 -- $ 0.55 -- EPS(1) $ 0.29 -- $ 0.10 -- $ 0.59 --

North American Retail - Results in millions, except ratios and statistics Q1 08 Q4 07 Q1 07 Sales $ 1,713 $ 1,668 $ 1,849 Comparable Sales -9% -7% -3% Division Operating Profit $ 82 $ 23 $ 152 Division Operating Margin 4.8% 1.4% 8.2%

North American Retail - Results & Variance Analysis Operating margin improvement of 340 bps versus fourth quarter of 2007 Sales were down 7% and comparable store sales were 9% lower in first quarter of 2008 Operating profit of $82 million versus $152 million one year ago Broader economic factors continued to challenge profit margins Lower product margins due to a more promotional sales environment De-leveraging of fixed property costs as sales declined Operating Margin Q1 2007 8.2% Product margins -200 bps Fixed property de-leveraging -110 bps Operating expenses -30 bps Q1 2008 4.8% Q4 2007 1.4%

North American Business Solutions - Results in millions, except ratios and statistics Q1 08 Q4 07 Q1 07 Sales $ 1,104 $ 1,065 $ 1,162 Division Operating Profit $ 60 $ 1 $ 72 Division Operating Margin 5.4% 0.1% 6.2%

N.A. Business Solutions - Results & Variance Analysis Operating margin improvement of 530 bps versus fourth quarter of 2007 Sales were down 5% in first quarter of 2008 Sales to small- to mid-size customers down 12% Partially offset by 3% sales growth with large, national account customers and 4% growth in sales to public sector Operating profit of $60 million versus $72 million one year ago Due primarily to lower product margins Operating Margin Q1 2007 6.2% Product margins -70 bps Operating expenses -10 bps Q1 2008 5.4% Q4 2007 0.1%

International - Results In millions, except ratios and statistics Q1 08 Q4 07 Q1 07 Sales $ 1,145 $ 1,135 $ 1,083 Change in Local Currency Sales -4% 2% 11% Division Operating Profit $ 60 $ 60 $ 82 Division Operating Margin 5.3% 5.3% 7.6%

International - Results & Variance Analysis Operating Margin Q1 2007 7.6% U.K. performance -160 bps Investment spending -60 bps Other -10 bps Q1 2008 5.3% Q4 2007 5.3% Operating margin flat versus fourth quarter of 2007 Sales were up 6% in first quarter of 2008 Local currency sales were down 4% Operating profit was $60 million versus $82 million one year ago Weaker U.K. performance due to slowing economy Strategic investments in regional offices; the centralization of support functions; the consolidation of warehouses

Charges from 2005 Plan During the third quarter of 2005, we announced a number of material charges relating to asset impairments, exit costs and other operating decisions (the "Charges"). This announcement followed a wide-ranging assessment of assets and commitments which began in the second quarter of 2005. We indicated that these actions would continue to impact our results for several years, and expenses associated with future activities would be recognized as the individual plans are implemented and the applicable accounting recognition criteria are met. As with any estimate, the amounts may change when expenses are incurred. in millions Q1 Q1 Q1 Q1 Q1 Projected Projected Projected Projected Projected Projected 2008 2007 Program to Date Program to Date 2008 Q2-Q4 2008 Q2-Q4 2008 Q2-Q4 2009 Total Income Statement Charges $ 11 $ 12 $ 396 $ 396 $ 54 $ 54 $ 54 $ 23 $ 473 Cash Flow Impact Cash $ 10 $ 3 $ 141 $ 141 $ 37 $22 $ 200 Non-Cash $ 1 $ 9 $ 255 $ 255 $ 17 $ 1 $ 273

Cash Flow Highlights 1Non-GAAP numbers. A reconciliation of GAAP to non-GAAP numbers can be found on the Office Depot web site at www.officedepot.com. in millions 2008 2007 % Change Net Cash Provided by Operating Activities $ 127 $ 231 -45% Depreciation & Amortization $ 64 $ 72 -11% EBITDA1 $ 177 $ 305 -42% CAPEX $ 106 $ 104 2% Free Cash Flow (Use) - (Before Share Repurchases) $ 21 $ 127 -83% Share Repurchases $ - $ 90 -100% Acquisitions $ - $ 22 -100%

Balance Sheet Highlights 1 WC = (current assets - cash and short-term investments) - (current liabilities - current maturities of long-term debt) 2 WC as % of Sales = ((WC Q1 current year + WC Q1 prior year) / 2) / Trailing four quarter sales 3 Non-GAAP numbers. A reconciliation of GAAP to non-GAAP numbers can be found on the Office Depot web site at www.officedepot.com. in millions, except ratios and returns 2008 2007 % Change Inventory Per Store (end of period) $ 0.864 $ 0.946 -9% Inventories $ 1,644 $ 1,559 5% Working Capital1 $ 721 $ 444 62% Working Capital as a % of Sales2 3.8% 2.6% 46% Net Debt (end of period) $ 567 $ 416 36% Return on Invested Capital, Adjusted3 9.8% 15.8% -600 bps

1Non-GAAP numbers. A reconciliation of GAAP to non-GAAP numbers can be found on the Office Depot web site at www.officedepot.com. Consolidated Financials - Trailing Four Quarters in millions, except ratios, returns and per share data Trailing Four Quarters (Ending Q1 2008) Trailing Four Quarters (Ending Q1 2008) Trailing Four Quarters (Ending Q1 2008) Trailing Four Quarters (Ending Q1 2007) Trailing Four Quarters (Ending Q1 2007) Trailing Four Quarters (Ending Q1 2007) Amount % Sales Amount % Sales Sales $ 15,396 -- $ 15,289 -- EBIT(1) $ 430 2.8% $ 830 5.4% Net Earnings (1) $ 337 2.2% $ 567 3.7% Diluted Shares 274.1 -- 283.2 -- EPS(1) $ 1.23 -- $ 2.00 -- ROIC(1) 9.8% 15.8% --

Competitive Performance

Same Store Sales Comparison Note: Selected competitors. For illustrative purposes only. Source: Companies' Form 10-Ks. OfficeMax Office Depot Staples 2004 1.3% 3.0% 4.0% 2005 -1.0% 3.0% 3.0% 2006 0.1% 2.0% 3.0% 2007 -1.2% -5.0% -3.0% Q4 2007 -7.3% -7.0% -6.0% North America Growth has outpaced OfficeMax and is comparable to Staples

Operating Margin Comparison - Total Company Note: Selected competitors. For illustrative purposes only. 1 Represents Adjusted Operating Income Margin, a non-GAAP number; adjusted for special items. Source: Earnings press releases and Office Max - March 19, 2008 Investor Day Presentation. 2 Financial information for Office Depot adjusted for certain charges and credits. Represents a Non-GAAP number. A reconciliation of GAAP to non- GAAP numbers can be found on the Office Depot web site at www.officedepot.com 3 Represents Operating Margin, a non-GAAP number, adjusted for certain nonrecurring items. Source: Earnings press releases and Form 10-Ks. OfficeMax1 Office Depot2 Staples3 2004 0.6% 4.1% 7.3% 2005 1.1% 4.4% 7.7% 2006 3.5% 5.1% 8.1% 1H 2007 3.6% 5.1% 6.8% 2H 2007 3.9% 1.6% 9.4% FY 2007 3.8% 3.4% 8.2% Margins are a historical opportunity

Operating Margin Comparison - Divisions Note: Selected competitors. For illustrative purposes only. Source: OfficeMax - Investor Day Presentations of March 19, 2008 and March 20, 2007. Adjusted for special items. Staples and Office Depot - Companies' Form 10-Ks. 2004 2005 2006 2007 Retail OfficeMax 0.5% 1.0% 4.1% 4.1% Office Depot 4.9% 6.0% 6.7% 5.2% Staples 8.5% 9.3% 9.7% 9.5% Contract / Direct OfficeMax 2.4% 2.5% 4.4% 4.3% Office Depot 6.8% 8.2% 8.0% 4.9% Staples 9.4% 10.3% 10.6% 10.8% International Office Depot 7.8% 6.0% 6.8% 5.5% Staples 3.6% 0.6% 2.1% 3.6% Margins exceeded OfficeMax in N. America and Staples in International

Channel Mix Comparison - Divisions Note: Selected competitors. For illustrative purposes only. Figures represent channel mix as a percent of total sales. Source: Office Depot, Staples and OfficeMax - Companies' Form 10-Ks. OfficeMax 2004 results exclude sales from Paper and Building Solutions businesses 2004 2005 2006 2007 North American Retail OfficeMax 49.4% 50.5% 52.6% 53.0% Office Depot 43.8% 45.6% 45.2% 43.9% Staples 57.6% 56.1% 54.7% 51.7% North American Contract / Direct North American Contract / Direct OfficeMax 50.6% 49.5% 47.4% 47.0% Office Depot 29.8% 30.1% 30.5% 29.1% Staples 29.0% 30.9% 32.5% 34.1% International Office Depot 26.4% 24.3% 24.3% 27.0% Staples 13.3% 13.0% 13.0% 14.1% Each Company competes in multiple business lines

E.P.S. Growth Comparison Note: Selected competitors. For illustrative purposes only. 1 Earnings per diluted share adjusted for special items. Source: Earnings press releases and Office Max - Investor Day Presentations of March 19, 2008 and March 20, 2007. 2 Financial information for Office Depot adjusted for certain charges and credits. Represents a Non-GAAP number. A reconciliation of GAAP to non- GAAP numbers can be found on the Office Depot web site at www.officedepot.com 3 Diluted earnings per common share adjusted for nonrecurring items. Source: Earnings press releases and Staples web site at www.staples.com OfficeMax1 Office Depot2 Staples3 2004 -- 19.2% 16.0% 2005 -76.0% 19.5% 19.5% 2006 775.0% 34.8% 23.1% 1H 2007 7.7% 8.7% 12.8% 2H 2007 ~24.0% -45.9% ~8.5% FY 2007 14.8% -18.9% 10.9% Growth equaled or exceeded Staples in 2004, 2005 and 2006

Relative Stock Price Performance Stock price outperformed Staples and OfficeMax in 2005 and 2006 and dropped in the second half of 2007 ODP (16.8%) SPLS 26.8% OMX (37.1%) Note: Selected competitors. For illustrative purposes only. Source: Bloomberg.

Management, Board of Directors and Corporate Governance

# Experienced Senior Management Team

| Name / Title | Relevant Experience | Company |
|---|---|---|
| **Steve Odland**<br>Chairman and CEO | Office Depot: 3 yrs.<br>AutoZone: 4 yrs.<br>Ahold: 3 yrs. | • Former Chairman, CEO and President - AutoZone, Inc.<br>• 17 years as vendor to retail<br>• Director - General Mills, Inc. |
| **Charles Brown**<br>President - International and Acting CFO | Office Depot: 10 yrs.<br>Denny's: 3 yrs.<br>Pizza Hut: 8 yrs. | • Former CFO, Senior VP - Denny's, Inc.<br>• Former CFO, VP - ARAMARK International<br>• Former Controller, VP - Pizza Hut Int'l. |
| **Elisa Garcia**<br>Exec. VP, General Counsel and Corp. Secretary | Office Depot: Started July 2007<br>Domino's Pizza: 7 yrs. | • Former EVP, General Counsel, Secretary - Domino's Pizza<br>• Former Regional Counsel Latin America - Philip Morris, Int'l. |
| **Monica Luechtefeld**<br>Exec. VP - Supply Chain and IT | Office Depot and predecessor companies: 27 yrs. | • Former EVP, Global E Commerce - Office Depot<br>• Former VP, Sales Planning & Systems - Office Depot<br>• Former VP and General Manager, Furniture Division - Eastman<br>• Former VP, Sales - Eastman |
| **Chuck Rubin**<br>President - NA Retail | Office Depot: 4 yrs.<br>Accenture: 6 yrs<br>Federated: 11 yrs.<br>Other retail: 6 yrs. | • Former Partner (Retail Practice) - Accenture, Ltd.<br>• Former Merchandising, Marketing, Store Operations Management - Federated Department Stores, Specialty Stores<br>• Director and Exec. Committee Member - National Retail Federation |
| **Steve Schmidt**<br>President - North American Business Solutions | Office Depot: Started August 2007<br>ACNielsen: 12 yrs.<br>Pillsbury: 8 yrs. | • Former President and CEO - ACNielsen Corporation<br>• Former President of Canada and Southeast Asia - Pillsbury Food<br>• Management Positions - PepsiCo, Procter & Gamble |
| **Daisy Vanderlinde**<br>Exec. VP - Human Resources | Office Depot: 3 yrs.<br>AutoZone: 4 yrs.<br>Tractor Supply: 5 yrs.<br>Marshalls: 5 yrs.<br>Broadway Stores: 11 yrs. | • Former Senior VP - AutoZone, Inc.<br>• Former Senior HR Officer - Tractor Supply Co., Marshalls, Inc., The Broadway Stores |

Office DEPOT 42

# Talented Recent Additions to Senior Management Team

| Name / Title | Relevant Experience | Company |
|---|---|---|
| **Brad Bacon**<br>Exec. VP - Store Operations | Office Depot: 1 yr.<br>AutoZone: 4 yrs.<br>Supermarket industry: 34 yrs. | • Former Executive VP - AutoZone, Inc.<br>• Former Executive VP of Operations - Tops Markets |
| **Richard Diamond**<br>VP - Merchandising (Furniture) | Office Depot: Started July 2007<br>Harvey Lewis: 2 yrs.<br>OfficeMax: 6 yrs.<br>Burdines: 16 yrs. | • Former Chief Operating Officer - Harvey Lewis Designs<br>• Former VP and General Manager, Furniture - OfficeMax<br>• Former VP, Home Furnishings - Burdines (Federated) |
| **Steve Mahurin**<br>Exec. VP - Merchandising | Office Depot:<br>Started March 31, 2008<br>True Value: 4 yrs.<br>Home Depot: 13 yrs.<br>Other retail: 10 yrs. | • Former Senior VP, Chief Merchandising Officer - True Value<br>• Former Senior VP - The Home Depot<br>• Former VP - PGA Tour Superstore |
| **Kevin Peters**<br>Exec. VP - Supply Chain | Office Depot:<br>Started October 2007<br>W.W. Grainger: 5 yrs.<br>Home Depot: 11 yrs. | • Former Senior VP of Supply Chain - W.W. Grainger, Inc.<br>• Former VP and General Manager of Strategic Initiatives, Toronto/San Diego - The Home Depot<br>• Management Positions - McMaster-Carr Supply Co. |
| **Randy Wick**<br>VP - Merchandising Services | Office Depot:<br>Started November 2007<br>Circuit City: 2 yrs.<br>Petters Group: 1 yr.<br>Best Buy: 8 yrs. | • Former Senior VP and General Merchandise Manager for Consumer Electronics - Circuit City<br>• Former Executive VP of Sales and Marketing - Petters Group Worldwide<br>• Former VP of Retail Strategies - Best Buy<br>• Former Sales and Merchandising Manager - Fretter Super Stores |

Office DEPOT 43

Highly Qualified, Independent Board With Significant Public Company Experience Proven executive leaders Five Directors have significant experience as retail operators Four additional Directors have significant relevant experience as operators 11 of 12 Directors are independent under NYSE standards Three members of the Audit Committee qualify as financial experts within SEC regulations Experienced as public company directors All Directors have served on other public company Boards Extensive new strength and talent added to Board in recent years Six Directors have joined Board in last four years Two Directors have joined in the last two years

# Directors With Significant Retail Experience

| Name / Committee(s) | Retail Experience | Company |
|---|---|---|
| **David W. Bernauer**<br>• Compensation, Finance | Walgreens: 40 yrs. | • Former Chairman & CEO - Walgreen Co.<br>• Director - Lowe's Companies, Inc. |
| **David I. Fuente**<br>• Finance (C) | Office Depot: 13 yrs.<br>Sherwin-Williams: 8 yrs. | • Former Chairman and CEO - Office Depot, Inc.<br>• Former President - Sherwin-Williams Paint Stores Group<br>• Director - Ryder System Inc. and Dicks Sporting Goods |
| **Myra M. Hart**<br>• Audit | Staples: 5 yrs. | • Founding Officer - Staples, Inc.<br>• Senior Faculty Member - Harvard Business School<br>• Director - Nina McLemore Inc., Kraft Foods, Inc., Summer Infant, Inc. and IntelliVid Corporation<br>• Former Director - Royal Ahold |
| **Kathleen Mason**<br>• Audit | Tuesday Morning: 7 yrs.<br>Cherry & Webb: 9 yrs.<br>More than 35 years of retail experience | • President and CEO - Tuesday Morning Corporation<br>• Former Chairman and CEO - Cherry & Webb<br>• Director - Genesco, Inc.<br>• Former Director - Men's Warehouse, Hot Topic |
| **Steve Odland** | Office Depot: 3 yrs.<br>AutoZone: 4 yrs.<br>Ahold: 3 yrs. | • Chairman and CEO - Office Depot (March 2005)<br>• Former Chairman, CEO and President - AutoZone, Inc.<br>• 17 years as vendor to retail<br>• Director - General Mills, Inc. |

Office DEPOT 45

# Other Directors' Experience

| Name / Committee(s) | Relevant Experience | Company |
|---|---|---|
| **Lee A. Ault, III**<br>• Compensation (C), Corporate Governance and Nominating | Telecredit: 24 yrs. | • Former Chairman and CEO - Telecredit, Inc.<br>• Former Director - Viking Office Products, Alex Brown and Bankers Trust<br>• Director - Anworth Mortgage Asset Corporation |
| **Neil R. Austrian**<br>• Lead Director<br>• Corporate Governance and Nominating (C), Finance | NFL: 9 yrs.<br>DDB: 10 yrs. | • Former President and COO - NFL<br>• Former CEO - Doyle, Dane, Bernbach<br>• Former Chairman and CEO - Showtime/The Movie Channel<br>• Former Director - Viking Office Products, Alex Brown and Bankers Trust<br>• Director - The DirecTV Group |
| **Abelardo E. Bru**<br>• Compensation, Finance | PepsiCo: 28 yrs. | • Former Vice Chairman - PepsiCo<br>• Former Chairman and CEO - Frito-Lay North America<br>• Former Executive - PepsiCo Foods International<br>• Director - Kimberly-Clark Corporation and S.C. Johnson, Inc. |
| **Marsha Evans**<br>• Compensation | American Red Cross: 3 yrs.<br>U.S. Navy: 30 yrs. | • Former President and CEO - American Red Cross<br>• Director - May Department Stores Co., Huntsman Corporation, Lehman Brothers Holdings, Weight Watchers International<br>• Former Director - AutoZone, Inc. |
| **Brenda Gaines**<br>• Audit (C), Corporate Governance and Nominating | Citigroup: 16 yrs. | • Former President and CEO - Diner's Club North America<br>• Former Deputy Chief of Staff - City of Chicago<br>• Director - NICOR, Inc., Fannie Mae, Tenet Healthcare Corporation |
| **W. Scott Hedrick**<br>• Compensation, Corporate Governance and Nominating | InterWest Partners: 29 yrs. | • Former Director - The Office Club, Inc.<br>• Founder and Former Partner - InterWest Partners<br>• Director - Hot Topic, Inc., Il Fornaio Corp., American Funds Insurance Series |
| **Michael Myers**<br>• Audit | Smith Barney: 20 yrs.<br>First Century : 37 yrs. | • Founder and Former Managing General Partner - First Century Partners<br>• President and Director - Smith Barney Venture Corp.<br>• Former Director - Entre Computer Centers, Inc. |

Office DEPOT 46

Board is Active And Engaged 39 Board and Board Committee meetings last 12 months Four standing committees: Corporate Governance and Nominating, Compensation, Audit and Finance Members have frequent in-depth meetings with business unit leaders Actively engaged in development and monitoring of turnaround plan Actively engaged in recruitment of Steve Odland and new Management team Committed to enhancing stockholder value Regularly analyze capital structure and strategic opportunities for the Company

Strong Corporate Governance Practices Full Board elected annually to one-year terms Alignment with stockholders through Director ownership requirements Majority stockholder vote required to approve a merger Stockholders may act by written consent No poison pill Executive pay/compensation aligned with performance Long-term equity incentive plans are all approved by stockholders Office Depot, Inc.'s Corporate Governance Quotient (CGQ(r))1 is better than 96.2% of Retailing companies and 80.1% of S&P 500 companies 1 As of April 1, 2008.

Safe Harbor Statement The Private Securities Litigation Reform Act of 1995, as amended (the "Act"), provides protection from liability in private lawsuits for "forward-looking" statements made by public companies under certain circumstances, provided that the public company discloses with specificity the risk factors that may impact its future results. We want to take advantage of the "safe harbor" provisions of the Act. Certain statements made in this presentation are "forward-looking" statements under the Act. Except for historical financial and business performance information, statements made in this presentation should be considered 'forward-looking' as referred to in the Act. These forward-looking statements speak only as of the date of this presentation; we disclaim any obligation to update these statements, and we caution you not to rely on them unduly. Much of the information that looks towards future performance of our company is based on various factors and important expectations and assumptions about future events that may or may not actually come true. While our management considers these expectations and assumptions to be reasonable, they are inherently subject to significant business, economic, competitive, regulatory and other risks, contingencies and uncertainties, most of which are difficult to predict and many of which are beyond our control. As a result, our operations and financial results in the future could differ materially and substantially from those we have discussed in the forward-looking statements made in this presentation. Certain risks and uncertainties are detailed from time to time in our filings with the SEC. You are strongly urged to review all such filings for a more detailed discussion of such risks and uncertainties. The Company's SEC filings are readily obtainable at no charge at www.sec.gov and at www.freeEDGAR.com, as well as on a number of other commercial web sites.

Taking Care of Business